Schedule of Prepayments and Other Assets, Net (Details) - USD ($)	Jun. 30, 2025	Dec. 31, 2024
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Other assets	$ 58,584	$ 40,423
Prepaid expenses	1,258,850	65,614
Prepaid GST	139,947	130,073
Less: allowance for expected credit losses	(1,725)	(1,725)
Total prepayments and other assets, net	1,455,656	234,385
Less: amounts classified as non-current assets	(2,972)	(4,457)
Amounts classified as current assets	$ 1,452,684	$ 229,928